                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  March 1, 1999

                           BIG V SUPERMARKETS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   NEW YORK
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                (State or Other Jurisdiction of Incorporation)


     1-6814                                              14-1459448
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(Commission File Number)                    (I.R.S. Employer Identification No.)


176 NORTH MAIN STREET
FLORIDA, NEW YORK                                               10921
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(Address of Principal Executive Offices)                      (Zip Code)


                                (914) 651-4411
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             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS.

     Reference is made to the Press Release, dated February 26, 1999, attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item. 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1  Press Release, dated February 26, 1999

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BIG V SUPERMARKETS, INC.

Dated:    March 1, 1999                        By:  /s/  James A. Toopes, Jr.
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                                               Name:  James A. Toopes, Jr.
                                               Title: Vice Chairman and
                                                      Executive Vice President-
                                                      Finance, Administration &
                                                      Corporate Development